EXHIBIT 10.3

                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT
                             ----------------------

     This AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "Amendment"), dated as of May 17, 2000, is entered into by and among Brookdale Living Communities, Inc. (including its successors, the "Company"), The Prime Group, Inc., Prime Group II, L.P., Prime Group VI, L.P., Health Partners, and Fortress Brookdale Acquisition LLC (the "Purchaser").

                                    RECITALS
                                    --------

     WHEREAS, the Company and the Holders are party to that certain Stockholders Agreement, dated as of May 14, 1999, by and among the Company and the other parties signatory thereto (the "Stockholders Agreement");

     WHEREAS, pursuant to the Stock Purchase Agreement, dated as of April 20, 2000, by and among Fortress Registered Investment Trust ("Fortress Trust"), the Prime Holders, Mr. Michael W. Reschke, PGLP, Inc. and the Company (the "Stock Purchase Agreement"), the Prime Holders have agreed to sell all of the Common Stock held by them to Fortress Trust, and Fortress Trust has assigned any rights and obligations it may have under the Stock Purchase Agreement to the Purchaser in accordance with Section 14 of the Stock Purchase Agreement;

     WHEREAS, Section 4.1 of the Stockholders Agreement requires that, in connection with such sale, the Prime Holders shall cause the Purchaser to agree to take and hold the Common Stock subject to the provisions and upon the conditions specified in the Stockholders Agreement and to become a party to the Stockholders Agreement;

     WHEREAS, it is a condition to the closing of the sale of Common Stock by the Prime Holders to the Purchaser that the Stockholders Agreement be amended so that the Purchaser shall be deemed to be "Prime Holders" for purposes of the Stockholders Agreement; and

     WHEREAS,  for the  aforementioned  purposes and in accordance  with Section
6.7.2 of the Stockholders Agreement, the parties hereto wish to amend the Stockholders Agreement as set forth below.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     DEFINITIONS.   Capitalized  terms  used  but  not  otherwise
defined herein shall have the meanings given to such terms in the Stockholders Agreement.

     SECTION 2. AGREEMENTS OF THE PURCHASER. Pursuant to Section 4.1 of the Stockholders Agreement, the Purchaser hereby agrees (x) to take and hold the Common Stock


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purchased by it from the Prime Holders  subject to the  provisions  and upon the conditions specified in the Stockholders Agreement and (y) that by executing this Amendment, the Purchaser shall become a party to the Stockholders Agreement with the same force and effect as if it had executed a counterpart signature page thereto.

     SECTION 3. AMENDMENTS. The Stockholders Agreement is hereby amended as follows:

             (i) Section 1.1 (Definitions) of the Stockholders Agreement shall be amended by deleting the definition of "Prime" in its entirety and inserting the definition of "Fortress" as follows:

                    "Fortress" means Fortress Brookdale Acquisition LLC.

             (ii) Section 1.1 (Definitions) of the Stockholders Agreement shall be amended by deleting the definition of "Prime Holders" in its entirety and inserting the definition of "Fortress Holders" as follows:

                    "Fortress Holders" means, collectively, Fortress and any Affiliates of Fortress who own any Common Stock or Common Stock Equivalents or any interest therein.

             (iii) Any and all references to "Prime" or "Prime Holders" in the Stockholders Agreement shall be deleted and replaced by the terms "Fortress" and "Fortress Holders," respectively.

     SECTION 4. FULL FORCE AND EFFECT. The Stockholders Agreement remains in full force and effect in each and every respect except as amended hereby.

     SECTION 5. BINDING EFFECT. This Amendment and the Stockholders Agreement as amended hereby shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 7. DUPLICATE ORIGINALS. All parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     SECTION 8. SEVERABILITY. In case any provision in this Amendment shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

                            [signature pages follow]

IN WITNESS WHEREOF, the parties hereto duly executed this Amendment as of the date first written above.

                                   BROOKDALE LIVING COMMUNITIES, INC.


                                   By:  /s/ Mark J. Schulte
                                        ---------------------------------------
                                        Name:     Mark J. Schulte
                                        Title:    President and Chief Executive
                                                  Officer


                                   THE PRIME GROUP, INC.


                                   By:  /s/ Michael W. Reschke
                                        ---------------------------------------
                                        Name:     Michael W. Reschke
                                        Title:    President



                                   PRIME GROUP II, L.P.

                                   By:  PGLP, Inc., Managing General Partner


                                   By:  /s/ Michael W. Reschke
                                        ---------------------------------------
                                        Name:     Michael W. Reschke
                                        Title:    President



                                   PRIME GROUP VI, L.P.

                                   By:  PGLP, Inc., Managing General Partner


                                   By:  /s/ Michael W. Reschke
                                        ---------------------------------------
                                        Name:     Michael W. Reschke
                                        Title:    President

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



                                   HEALTH PARTNERS

                                   By:  Capital Z Financial Services Fund II,
                                        L.P., its general partner

                                        By:  Capital Z Partners, L.P., its
                                             general partner

                                             By:  Capital Z Partners, Ltd., its
                                                  general partner


                                        By:  /s/ Paul H. Warren
                                             ----------------------------------
                                             Paul H. Warren
                                             Senior Vice President



                         FORTRESS BROOKDALE ACQUSITION LLC
                         By:  Fortress Registered Investment Trust, its
                              sole member

                              By:  /s/ Randal Nardone
                                   ------------------------------------
                                   Name:     Randal Nardone
                                   Title:    Vice President, Chief Operating
                                             Officer and Secretary of Fortress
                                             Registered Investment Trust

                         Address:

                         1301 Avenue of the Americas
                         42nd Floor
                         New York, New York 10019
                         Attention:  Randal Nardone
                         Facsimile No. (212) 798-6133

                         With copy to:

                         Skadden, Arps, Slate, Meagher & Flom LLP
                         Four Times Square
                         New York, New York  10036-6522
                         Attention:  Edmund C. Duffy, Esq.
                         Facsimile No.:  (212) 735-2000

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